Exhibit 99.2

CONNECT. INNOVATE. August 2022 Investor Presentation TRANSFORMING BIOSPECIMEN PROCUREMENT An online marketplace for human biospecimens

This presentation may contain forward - looking statements within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended . Such forward - looking statements are characterized by future or conditional verbs such as “may,” “will,” “expect,” “intend,” “anticipate,” believe,” “estimate” and “continue” or similar words . You should read statements that contain these words carefully because they discuss future expectations and plans, which contain projections of future results of operations or financial condition or state other forward - looking information . Such statements are only predictions and our actual results may differ materially from those anticipated in these forward - looking statements . We believe that it is important to communicate future expectations to investors . However, there may be events in the future that we are not able to accurately predict or control . Factors that may cause such differences include, but are not limited to, those discussed under Risk Factors in our registration statement and other filings filed with the Securities and Exchange Commission (the "SEC"), including the uncertainties associated with our lack of profitability, our continued capital needs, our lack of a long operating history, our growth strategy, the COVID - 19 pandemic and its continued impact on the business, the uncertain effect of geopolitical developments, our technology development plans, and the regulatory environment in which we operate . We do not assume any obligation to update forward - looking statements as circumstances change . Certain market data information in this presentation is based on management's estimates . We obtained the industry, market and competitive position data used throughout this presentation from internal estimates and research as well as from industry publications and research, surveys and studies conducted by third parties . We believe our estimates to be accurate as of the date of this presentation . However, this information may prove to be inaccurate because of the method by which we obtained some of the data for our estimates or because this information cannot always be verified due to the limits on the availability and reliability of raw data, and the nature of the data gathering process . You may access our SEC filings by visiting SEC’s website at http : //www . sec . gov . This presentation does not constitute an offer or invitation for the sale or purchase of securities or to engage in any other transaction with us or our affiliates . The information in this presentation is not targeted at the residents of any particular country or jurisdiction and is not intended for distribution to, or use by, any person in any jurisdiction or country where such distribution or use would be contrary to local law or regulation . Forward - Looking Statements 2

Christopher Ianelli, MD, PhD | Chief Executive Officer, President, and Director Dr . Ianelli has been serving as our Chief Executive Officer, President, and Director since founding iSpecimen in July 2009 . Dr . Ianelli served as Chief Executive Officer of Abkine Pharmaceuticals, Inc . Dr . Ianelli served as Managing Director at Leerink Partners (formerly Leerink Swann), a leading healthcare and life science investment bank, where he managed the expansion and delivery of services and directed strategy to develop new healthcare data and information assets for the firm from August 2003 to March 2008 . Prior to that, Dr . Ianelli was a co - founder and Managing Director of Boston Medical & Scientific Advisors, a healthcare investment research firm . Dr . Ianelli received his Bachelor of Science degree in Biological Sciences from University of Lowell and both his Ph . D . in Immunology and his M . D . from Tufts University . He completed his residency training, including a year as Chief Resident, in Pathology at Brigham & Women’s Hospital and Harvard Medical School . Jill Mullan | Chief Operating Officer, Secretary, and Director Ms . Mullan h as been serving as our Chief Operating Officer since August 2013 , Secretary since November 2012 , Treasurer from February 2017 to June 2021 , and Director since October 2014 . She joined iSpecimen in 2010 as the Vice President of Marketing . From 2003 to 2010 , she was a marketing and business strategy consultant to various technology - based companies including EMC, AppNeta, and Planon Software . From 2000 to 2003 , Ms . Mullan was on the founding team and Director of Marketing at Storigen Systems, a provider of distributed storage networks . She was also employed at Avid Technology from 1996 to 2000 , most recently as a Director of Product Marketing and Management with product responsibility for Avid’s editing product line . Prior to that, she worked at IBM, MIPS, and Hewlett Packard . She graduated with distinction from Cornell University with a Bachelor of Science in electrical engineering and received a Masters of Business Administration from Stanford University with a focus on entrepreneurship and marketing . Tracy Curley | Chief Financial Officer and Treasurer Ms . Curley brings three decades of experience in public accounting and corporate finance for both publicly traded companies and emerging companies like iSpecimen and joined iSpecimen in August 2020 . She came to iSpecimen after over a decade with national accounting firms such as CohnReznick where she focused on serving clients in the middle markets . During her time as a partner in public accounting firms, she was responsible for creating and leading teams to provide audit and consulting services to a growing clientele of private and public emerging growth companies primarily in the technology and life sciences industries . Ms . Curley received her Master of Accountancy and Bachelor of Science in Business Administration with a concentration in accounting from Kansas State University . She also attended the United States Military Academy . She is a certified public accountant licensed in the Commonwealth of Massachusetts . Benjamin Bielak | Chief Information Officer Mr . Bielak has been serving as our Chief Information Officer since June 2018 . He served as the Chief Information Officer at GNS Healthcare, a leading casual machine learning product and services company, from January 2017 to May 2018 and as Director of Academic Technology at Harvard University, from February 2015 to January 2017 . Prior to his work at GNS and Harvard, Mr . Bielak was the Chief Information Officer at Dovetail Health from November 2006 to April 2014 . He previously held roles as Manager of Development and Integration at Boston Medical Center and Senior Manager of Technology at Sapient, a global services company, from December 1997 to July 2005 . Mr . Bielak holds a Masters of Business Administration degree from Bentley University, where his studies focused on change management, and a master’s degree from Boston University in computer science . Management Team 3

Investor Highlights 4 >200 Healthcare Provider / Supplier Organizations >450 Customer Organizations 1. Early - stage opportunity with a first mover advantage 2. $3B - $4B global biospecimen market growing at 10 - 15% per year 1 3. Unique two - sided marketplace disrupting the biospecimen procurement process 4. Strong revenue growth with a 6 - year CAGR of 59% 5. Growing data asset that’s a key enabler and differentiator 1 “Sources Cited” page 28

Accelerate scientific discovery via an online marketplace that empowers researchers to instantly search for and gain access to patients, biospecimens, and data across a global network of healthcare providers Our Vision 5

Human Biospecimens are Essential for Life Science R&D Basic Research Biomarker Identification & Validation Drug Discovery & Development Diagnostics Discovery & Validation Biofluids Solid Tissue Stem & Immune Cells Plasma, Serum, Urine, Saliva Industry Academia Government 6 Lung, Breast, Colon, Brain Bone Marrow, Blood, Tonsils, Lymph Nodes Applications Patients SUPPLY HEALTHCARE PROVIDERS DEMAND LIFE SCIENCE RESEARCHERS Biospecimens Data Organizations Medical Record

10 - 15% Annual Growth Fueled by precision and regenerative medicine research 2 Disconnected Market Participants in Need of a Marketplace Solution With an Inefficient Supply Chain Manual processes plus fragmentation make it ripe for an online marketplace solution Large and Inefficient Biospecimen Market $3 - $4 Billion Worldwide yearly spend on human biospecimen procurement 1 7 1, 2 “Sources Cited” page 28

Market Inefficiencies PROVIDER RESEARCHER Scientist / Informaticist Procurem ent Legal & Compliance IT / Informaticist Scientist & Informaticist Legal & Compliance IT / Informaticist Researcher & Procurement Legal & Compliance Principal Investigator & Specimen Operations PATIENTS PROVIDERS RESEARCHERS 8 Difficulties Connecting, Searching, and Compliantly Transacting 6 - 12 months on average to develop relationships, requiring the involvement of many stakeholders 3 3 “Sources Cited” page 28

Inefficiencies Lead to Losses Providers miss revenue and research opportunities > 3 Billion clinical specimens are discarded annually worldwide 5 > 1 Billion Patient encounters yearly in the U.S. where a specimen could be provided for research 4 > 800 Million banked specimens are in biorepository inventories worldwide 6 9 Researchers limit their work … in 2022, 78% of researchers said they find it difficult - to - extremely difficult to find the type and quantity of specimens they need 8 “Challenging” and “Inefficient” most common words used to describe biospecimen procurement process by researchers 8 10 years ago, 81% of researchers said they limit the scope of their work due to difficulties obtaining biospecimens 7 4,5,6,7,8 “Sources Cited” page 28

The iSpecimen Marketplace ® Solution 10 PROVIDER Procurement Principal Investigator / Operations IT / Informaticist PATIENTS Legal & Compliance IT / Informaticist Researcher & Procurement Legal & Compliance Principal Investigator & Specimen Operations Scientist & Informaticist Blood / Pheresi s Centers Clinical Labs Biorepositories Pathology Labs RESEARCH PATHWAY CLINICAL PATHWAY Industry Academia Government RESEARCHERS An Online Platform That Instantly Connects Researchers to a Global Network of Patients, Biospecimens, and Data to Accelerate Time to Discovery Saves months in the average biospecimen procurement process PROVIDERS Healthcare Data

Full - Service Procurement We Not Only Connect Suppliers and Customers, but Also Manage the Entire Procurement Process SPECIMEN SEARCH & SELECTION SPECIMEN LOGISTICS SPECIMEN MANAGEMENT DATA MANAGEMENT STUDY/ORDER MANAGEMENT SUPPLIER SITE TRAINING COLLECTION KIT BUILDING COMPLIANCE MANAGEMENT STUDY DESIGN & SPECIFICATION CONTRACTING 11

Suppliers and Researchers Benefit Advance Discovery Suppor t research mission and advance diagnostic, therapeutic, and vaccine research Increase Revenue Instantly connect to a global network of researchers Ensure Compliance On a platform that protects the privacy and security of patient information Accelerate Research Search for specimens anytime, anywhere, through our easy - to - use online marketplace Save Money Instantly connect to a global network of specimen providers Reduce Risk On a platform that manages contracting and regulatory compliance Providers… Researchers… 12

13 34 66 102 147 181 200 214 2015 2016 2017 2018 2019 2020 2021 30-Jun-22 Growing Supplier Adoption 1000+ Hospitals Also includes two Healthcare Information Exchanges 54% CAGR Number of Suppliers (2015 – June 30, 2022) WORLDWIDE COVERAGE United States United Kingdom Germany France Ukraine Georgia Bulgaria Russian Federation India Peru Dominican Republic Jamaica Spain Mexico Netherlands Estonia Venezuela Turkey Cumulative Supplier Organizations Under Agreement 2015 – June 30, 2022 Unique Supplier Organizations Provide Access to: 000’s Clinics and Practice Groups >55 Biorepositories >150 Clinical Research Centers >60 Clinical and Pathology Labs 8 Blood Centers 13

$700 $1,448 $3,067 $4,395 $4,298 $8,184 $11,135 $4,857 2015 2016 2017 2018 2019 2020 2021 30-Jun-22 Cumulative Customer Organizations with Purchases 2015 – June 30, 2022 57% CAGR Customers (2015 – June 30, 2022) Annual Revenue ($000) - Unaudited 2015 - 18, 2022 2015 – June 30, 2022 59% CAGR Revenue (2015 – 2021) Growing Researcher Adoption 70% of the Top 20 Pharma Companies and 70% of the Top 20 IVD Companies Worldwide are iSpecimen customers are iSpecimen customers >175,000+ Specimens Across >2,400 Projects delivered to our customers 14 24 69 135 172 230 330 415 459 2015 2016 2017 2018 2019 2020 2021 30-Jun-22

80 118 668 1,587 2,681 3,871 5,218 5,995 2015 2016 2017 2018 2019 2020 2021 30-Jun-22 Cumulative Researcher and Supplier Marketplace Users 2015 – June 30, 2022 94% CAGR Registered Users (2015 – June 30, 2022) Growing Marketplace Adoption ~4,400 Unique searches performed by researchers in the iSpecimen Marketplace in 2021 ~65% % of suppliers in the iSpecimen Marketplace with specimen requests in 2021 15 Annual Researcher and Supplier Marketplace Logins* 2015 – June 30, 2022 50% CAGR Marketplace Logins (2015 – 2021) 2,214 7,237 9,518 16,962 21,009 27,221 24,847 13,314 2015 2016 2017 2018 2019 2020 2021 30-Jun-22 *Researcher logins grew in 2021 while supplier logins dropped by 9% due to pandemic slowdowns at healthcare provider partners

“Utilization of sample data for research and for monetization is the next key value driver for the biobanks.” - Frost & Sullivan, Global Biobanking Market Landscape Growing Data Asset Banked Specimen Records Patient Records Medical Condition Records Clinical Specimen Records Laboratory Test Records Millions of Unique Specimen and Patient Records provide a competitive advantage and differentiator now and available for future adjacent opportunities such as patient search, clinical trial recruitment, and data licensing. 80M+ 16 1.2M+ 15 M+ 1M+ 640M+

Statements of Operations (Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,	
	2022	2021	2022	2021
Revenue	$ 2,338,688	$ 2,903,876	$ 4,857,348	$ 5,867,683
Operating Expenses:				
Cost of revenue	999,743	1,489,196	2,165,659	3,112,847
Technology	635,650	361,799	1,163,173	771,750
Sales and marketing	950,563	647,592	1,697,994	1,176,978
Supply development	242,380	100,693	424,450	212,269
Fulfillment	519,994	287,275	963,788	556,371
General and administrative	1,575,365	1,545,852	3,385,680	2,508,643
Total Operating Expenses	4,923,695	4,432,407	9,800,744	8,338,858
Loss from Operations	(2,585,007)	(1,528,531)	(4,943,396)	(2,471,175)
Other Income (Expense), net:				
Interest expense	(42,273)	(1,133,479)	(80,321)	(1,986,407)
Change in fair value of derivative liability on convertible notes	-	(117,000)	-	(271,000)
Change in fair value of derivative liability on bridge notes and bridge notes, related parties	-	1,630,700	-	1,582,700
Loss on extinguishment of bridge notes and bridge notes, related parties	-	9,746	-	(2,740,425)
Loss on extinguishment of convertible notes and convertible notes, related parties	-	(260,185)	-	(260,185)
Gain on extinguishment of note payable	-	-	-	788,156
Other income (expense)	6,590	3,663	6,630	(69)
Interest income	13,881	172	26,535	-
Other Income (Expense), net	(21,802)	133,617	(47,156)	(2,887,230)
Net Loss	$ (2,606,809)	$ (1,394,914)	$ (4,990,552)	$ (5,358,405)

Revenue (Q2 2022 vs. Q2 2022)



$2.9M
-19%
$2.3M
6/30/2021
6/30/2022

Revenue (YTD 2022 vs. YTD 2022)



$5.9M
-17%
$4.9M
6/30/2021
6/30/2022

iSPECIMEN 17

Balance Sheets 18 June 30, 2022 December 31, 2021 (Unaudited) Assets         Cash 23,691,175$ 27,738,979$ Accounts receivable - unbilled 1,264,278 1,739,020 Accounts receivable, net of allowance 1,660,076 3,002,442 Prepaid expenses and other current assets 374,867 327,035 Tax credit receivable, net of current portion 140,873 140,873 Property and equipment, net 23,648 32,781 Internally developed software, net 2,954,936 2,710,867 Operating lease right-of-use asset 260,003 - Security deposits 27,601 27,601 Total Assets 30,397,457$ 35,719,598$ Liabilities       Accounts payable 433,026$ 832,678$ Accrued expenses 634,256 1,009,803 Accrued interest 7,778 8,167 Operating lease current obligation 152,780 - Deferred revenue 334,980 654,746 Operating lease long-term obligation 107,975 - Term loan, net of debt discount 3,428,732 3,422,616 Total Liabilities 5,099,527 5,928,010 Total Stockholders’ Equity 25,297,930 29,791,588 Total Liabilities and Stockholders’ Equity 30,397,457$ 35,719,598$ Condensed Balance Sheets iSpecimen Inc.

Fully Diluted Shares of Common Stock Outstanding 19 Diluted Shares of      Common Stock Shares outstanding at June 30, 2022 8,873,711 Shares issuable upon vesting of restricted stock units 367,118 Shares issuable upon exercise of stock options 171,154 Shares issuable upon exercise of PIPE Warrant to purchase common stock 1,415,000 Total diluted shares at June 30, 2022 10,826,983

Investor Summary 20 >200 Healthcare Provider / Supplier Organizations >450 Customer Organizations 1. Early - stage opportunity with a first mover advantage 2. $3B - $4B global biospecimen market growing at 10 - 15% per year 3. Unique two - sided marketplace disrupting the biospecimen procurement process 4. Strong revenue growth with a 6 - year CAGR of 59% 5. Growing data asset that’s a key enabler and differentiator

CONNECT. INNOVATE. Sign up for free iSpecimen Marketplace account at www.ispecimen.com CONTACT US iSpecimen Inc. 450 Bedford Street Lexington, MA 02420 investors@ispecimen.com ispecimen.com

Appendix 22

Strategic Evolution PHASE 3 Expansion via the Online iSpecimen Marketplace Ƞ START UP Company Ideation and Self - Funding PHASE 1 Proof of Concept PHASE 2 Critical Mass of Suppliers and Early Customer Adoption 2010 – 2011 2012 – 2013 2014 – 2017 2018 – June 30, 2022 0 Customers 1 Supplier Agreement 0 Specimen Records 0 Patient Records 0 FTEs $500K Friends and Family Covert. Debt 1 Customer 3 Supplier Agreements 2+ Million Specimen Records 400+ Thousand Patient Records 7 FTEs $2.5M Series A 140+ Customers 60+ Supplier Agreement 26+ Million Specimen Records 5+ Million Patient Records 33 FTEs $8M Series B 450+ Customers 200+ Supplier Agreement 80+ Million Specimen Records 15+ Million Patient Records 78 FTEs $20.7M + $21M IPO + Private Placement 23

iSpecimen Marketplace UI/UX Click Search to start searching for specimens 24

25 iSpecimen Marketplace UI/UX Use search bar to quickly find specimens that match search criteria

Refine Search Results Using Sliders and Check Boxes iSpecimen Marketplace UI/UX 26

View Quote Request and Add More Specimens Request a Quote iSpecimen Marketplace UI/UX 27 Track and Manage Requests

Sources Cited

Page	Note	Source Cited
7	1	iSpecimen estimates based on In Vitro Diagnostics Market Size, Share & Trends Analysis Report By Product, By Application, By Technology (Immunochemistry, Molecular Diagnostics) By End-use, By Region, And Segment Forecasts, 2021 – 2027. Grandview Research, January 2021; and World Preview 2020,Outlook to 2026. EvaluatePharma, July 2020.
7	2	Global Marketing Insights, Precision Medicine Market Size By Technology (Big Data Analytics, Bioinformatics, Gene Sequencing, Drug Discovery, Companion Diagnostics), By Application (Oncology, Immunology, CNS, Respiratory), By End-use (Pharmaceutical Companies, Diagnostic Companies, Healthcare IT companies), Industry Analysis Report, Regional Outlook, Application Potential, Competitive Market Share & Forecast, 2020-2026, Feb. 2020. *and* Regenerative Medicine Market Size, Share and Industry Analysis by Product (Cell Therapy, Gene Therapy, Tissue Engineering, Platelet Rich Plasma), By Application (Orthopaedics, Wound Care, Oncology), By Distribution Channel (Hospitals, Clinics) & Regional Forecast, 2019 – 2026. Fortune Business Insight, 2019.
8	3	Frost & Sullivan, Global Biobanking Market Landscape. May 20, 2020, page 357.
9	4	Centers for Disease Control, https://www.cdc.gov/nchs/data/ahcd/namcs_summary/2016_namcs_web_tables.pdf
9	5	iSpecimen estimates based upon American Association of Clinical Chemistry US lab test data cited at https://www.360dx.com/research-funding/aacc-calls-congress-fund-clinical-lab-training-programs, 2020; and Clinical Lab Services, Global Market Trajectory and Analytics; Global Industry Analysts report, 2020.
9	6	iSpecimen estimate based upon Henderson, G.E., Cadigan, R.J., Edwards, T.P. et al. Characterizing biobank organizations in the U.S.: results from a national survey, 2013; and Puchois, Comprehensive Biomarker Discovery and Validation for Clinical Application, 2013.
9	7	Holly A. Massett et al. Assessing the need for a standardized cancer HUman Biobank (caHUB): findings from a national survey with cancer researchers; JNCI Monographs, Volume 2011, Issue 42, June 2011.
9	8	Specimen Independent Researcher Survey, 2022.

iSPECIMEN® 28